SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report: October 11, 2001
                Date of earliest event reported: October 9, 2001



                               TeleCorp PCS, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                    000-31941                  54-1872248
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)           Identification No.)



               1010 N. Glebe Road, Suite 800, Arlington, VA 22201
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          (Address of Principal Executive Offices, including Zip Code)



       Registrant's telephone number, including area code: (703) 236-1100
                                                          ---------------



                                       N/A
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          (Former Name or Former Address if Changed Since Last Report)

Item 5.   Other Events.
          ------------

      On October 7, 2001, TeleCorp PCS, Inc., a Delaware corporation, ("TeleCorp") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with AT&T Wireless Services, Inc., a Delaware corporation, ("AWS") and TL Acquisition Corp., a direct wholly-owned subsidiary of AWS ("Merger Sub"). Pursuant to the Merger Agreement, the Merger Sub shall be merged with and into TeleCorp with TeleCorp continuing as the surviving corporation and becoming a wholly-owned subsidiary of AWS (the "Merger"). The Merger is subject to, among other things, regulatory approval and approval by TeleCorp's stockholders.

      In connection with the Merger Agreement, holders representing in excess of 50% of the voting power of TeleCorp have entered into voting agreements which provide for, among other matters, voting their shares in favor of the transactions contemplated by the Merger Agreement.

      On October 9, 2001, five purported class action lawsuits were filed against TeleCorp, certain of its directors and AWS in connection with the proposed merger (the "Stockholder Claims"). The Stockholder Claims allege that that the directors of TeleCorp breached their fiduciary duties, and certain other duties, to stockholders by entering into the Merger Agreement and seek various relief, including an injunction against consummation of the Merger, rescinding the Merger if the same is consummated prior to a final judgment on the Stockholder Claims and compensatory damages and costs. TeleCorp does not believe that the Stockholder Claims have merit.

      The following five lawsuits were each filed in the Court of Chancery in the State of Delaware in and for New Castle County on October 9, 2001:

      1. Stephen Webb v. TeleCorp PCS, Inc., William M. Mounger II, Gerald T. Vento, Thomas H. Sullivan, Rohit M. Desai, Mary Hawkins-Key, Gary C. Wendt, Michael Schwartz, James M. Hoak, Jr., Michael R. Hannon, Scott
          I. Anderson, William A Kussell and AT&T Wireless Services, Inc.

      2. Jon Shansky v. TeleCorp PCS, Inc., William M. Mounger II, Gerald T. Vento, Thomas H. Sullivan, Rohit M. Desai, Mary Hawkins-Key, Gary C. Wendt, Michael Schwartz, James M. Hoak, Jr., Michael R. Hannon, Scott
          I. Anderson, William A Kussell and AT&T Wireless Services, Inc.

      3. Daniel Koda, et al. v. Gary C. Wendt, William M. Mounger, II, Mary Hawkins-Key, Michael Schwartz, James M. Hoak, Michael R. Hannon, Scott
          I. Anderson, William A Kussell, Rohit M. Desai, Thomas H. Sullivan, Gerald T. Vento, AT&T Wireless Services, Inc. and TeleCorp PCS, Inc.

      4. Jacob Kaiser, et al. v. Gary C. Wendt, William M. Mounger, II, Mary Hawkins-Key, Michael Schwartz, James M. Hoak, Michael R. Hannon, Scott
          I. Anderson, William A Kussell, Rohit M. Desai, Thomas H. Sullivan, Gerald T. Vento, AT&T Wireless Services, Inc. and TeleCorp PCS, Inc.

      5. Matilda Schulman, et al. v. Gerald T. Vento, Thomas H. Sullivan, William T. Mounger, II, Scott I. Anderson, Michael Benson, William W. Hague, Michael R. Hannon, Rohit M. Desai, Ann K. Hall, James M. Hoak, Jr., David A. Jones, Jr., Kevin J. Shepherd, Gary C. Wendt, TeleCorp PCS, Inc. and AT&T Wireless Services, Inc.

      The foregoing descriptions of the complaints for the Stockholder Claims are qualified in their entirety by reference to the complaints, copies of which are filed as Exhibits 99.1 through 99.5 hereto and such Exhibits are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (c)   The following exhibits are filed with this report:


Exhibit Number                      Description
--------------                      -----------

      99.1                          Webb Complaint, dated October 9, 2001

      99.2                          Shansky Complaint, dated October 9, 2001

      99.3                          Koda Complaint, dated October 9, 2001

      99.4                          Kaiser Complaint, dated October 9, 2001

      99.5                          Schulman Complaint, dated October 9, 2001

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



TeleCorp PCS, Inc.
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/s/ Thomas H. Sullivan
--------------------------
Thomas H. Sullivan
Executive Vice President and
Chief Financial Officer

Date:  October 11, 2001

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       EXHIBIT
-----------       -------

99.1              Webb Complaint, dated October 9, 2001

99.2              Shansky Complaint, dated October 9, 2001

99.3              Koda Complaint, dated October 9, 2001

99.4              Kaiser Complaint, dated October 9, 2001

99.5              Schulman Complaint, dated October 9, 2001